UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2026
ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marienfeld Place, 110 N. Marienfeld Street, Suite 300, Midland, Texas 79701
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2026, Celina Davila notified ProPetro Holding Corp. (the “Company”) of her intention to resign from her position as Chief Accounting Officer and principal accounting officer of the Company, effective October 30, 2026 (the “Transition Date”). Ms. Davila’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices, including any matters concerning the Company’s accounting principles or practices, financial statement disclosure, or internal control over financial reporting. Following the Transition Date, the Company’s existing Chief Financial Officer, Caleb Weatherl, will serve as interim principal accounting officer of the Company pending the identification of a replacement Chief Accounting Officer.

The Company is not entering into any new, or amending any existing, compensatory plan or arrangement with Mr. Weatherl in connection with his appointment as interim principal accounting officer.

There are no understandings between Mr. Weatherl and any other persons pursuant to which he was selected to serve as the Company’s interim principal accounting officer. There are no family relationships between Mr. Weatherl and any director or executive officer of the Company. There are no transactions in which Mr. Weatherl has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Weatherl’s full biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 8, 2026, and such information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2026

PROPETRO HOLDING CORP.

/s/ John J. Mitchell
John J. Mitchell
General Counsel and Corporate Secretary